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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ___________________________

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)
                           ___________________________



                            Buckeye Technologies Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     62-1518973
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1001 Tillman Street
Memphis, Tennessee                                           38112
(Address of principal executive offices)                     (Zip code)

                           Buckeye Florida Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-3200093
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Buckeye Drive
Perry, Florida                                               32348
(Address of principal executive offices)                     (Zip code)


                                   BFOL 2 Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      52-2283145
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Buckeye Drive
Perry, Florida                                               32348
(Address of principal executive offices)                     (Zip code)


                                   BFC 2 Inc.
               (Exact name of obligor as specified in its charter)

Florida                                                      52-2283147
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Buckeye Drive
Perry, Florida                                               32348
(Address of principal executive offices)                     (Zip code)


                                   BFOL 3 LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     88-0485758
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Buckeye Drive
Perry, Florida                                               32348
(Address of principal executive offices)                     (Zip code)

                                    BFC 3 LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     88-0485756
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Buckeye Drive
Perry, Florida                                               32348
(Address of principal executive offices)                     (Zip code)

                      Buckeye Florida, Limited Partnership
               (Exact name of obligor as specified in its charter)

Delaware                                                     59-3161530
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One Buckeye Drive
Perry, Florida                                               32348
(Address of principal executive offices)                     (Zip code)

                             Buckeye Lumberton Inc.
               (Exact name of obligor as specified in its charter)

North Carolina                                               56-1882960
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1000 E. Noir Street
Lumberton, North Carolina                                    28359
(Address of principal executive offices)                     (Zip code)

                              Buckeye Mt. Holly LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     56-2158501
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

100 Buckeye Drive
Mt. Holly, North Carolina                                    28120
(Address of principal executive offices)                     (Zip code)

                                BKI Lending Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     88-0499992
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

639 Isbell Road, Suite 390
Reno, Nevada                                                 89509
(Address of principal executive offices)                     (Zip code)

                             BKI Holding Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0374083
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

300 Delaware Avenue, 9th Floor
Wilmington, Delaware                                         19801
(Address of principal executive offices)                     (Zip code)

                        BKI Asset Management Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0374084
(State or other jurisdiction of                              I.R.S. employer
incorporation or organization)                               identification no.)

300 Delaware Avenue, 9th Floor
Wilmington, Delaware                                         9801
(Address of principal executive offices)                     Zip code)

                             BKI Finance Corporation
               (Exact name of obligor as specified in its charter)

Tennessee                                                    62-1638540
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

639 Isbell Road, Suite 390
Reno, Nevada                                                 89509
(Address of principal executive offices)                     (Zip code)

                             BKI International Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     62-1798468
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1001 Tillman Street
Memphis, Tennessee                                           38112
(Address of principal executive offices)                     (Zip code)

                        Buckeye Technologies Canada Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     62-1849288
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

639 Isbell Road, Suite 390
Reno, Nevada                                                 89509
(Address of principal executive offices)                     (Zip code)

                               Merfin Systems Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-2086169
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

105 Industrial Drive
King, North Carolina                                         27021
(Address of principal executive offices)                     (Zip code)


                           ___________________________

                          8 1/2% Senior Notes due 2013
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.
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                  Name                                     Address
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     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429

     New York Clearing House Association        New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of October, 2003.


                                       THE BANK OF NEW YORK


                                       By:  /S/    STACEY POINDEXTER
                                            --------------------------
                                            Name:  STACEY POINDEXTER
                                            Title: ASSISTANT TREASURER

                                                                       EXHIBIT 7


________________________________________________________________________________

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              Dollar Amounts
ASSETS                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..           $4,257,371
   Interest-bearing balances...........................            6,048,782
Securities:
   Held-to-maturity securities.........................              373,479
   Available-for-sale securities.......................           18,918,169
Federal funds sold in domestic offices.................            6,689,000
Securities purchased under agreements to
   resell..............................................            5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale......................              616,186
   Loans and leases, net of unearned
     income............................................           38,342,282
   LESS: Allowance for loan and
     lease losses......................................              819,982
   Loans and leases, net of unearned
     income and allowance..............................           37,522,300
Trading Assets.........................................            5,741,193
Premises and fixed assets (including capitalized
   leases).............................................              958,273
Other real estate owned................................                  441
Investments in unconsolidated subsidiaries and
   associated companies................................              257,626
Customers' liability to this bank on acceptances
   outstanding.........................................              159,995
Intangible assets......................................
   Goodwill............................................            2,554,921
   Other intangible assets.............................              805,938
Other assets...........................................            6,285,971
                                                                 -----------

Total assets...........................................          $96,483,434
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LIABILITIES
Deposits:
   In domestic offices.................................          $37,264,787
   Noninterest-bearing.................................           15,357,289
   Interest-bearing....................................           21,907,498
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................           28,018,241
   Noninterest-bearing.................................            1,026,601
   Interest-bearing....................................           26,991,640
Federal funds purchased in domestic
  offices..............................................              739,736
Securities sold under agreements to repurchase.........              465,594
Trading liabilities....................................            2,456,565
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................            8,994,708
Bank's liability on acceptances executed and
   outstanding.........................................              163,277
Subordinated notes and debentures......................            2,400,000
Other liabilities......................................            7,446,726
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Total liabilities......................................          $87,949,634
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Minority interest in consolidated
   subsidiaries........................................              519,472

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                    0
Common stock...........................................            1,135,284
Surplus................................................            2,056,273
Retained earnings......................................            4,694,161
Accumulated other comprehensive income.................              128,610
Other equity capital components........................                    0
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Total equity capital...................................            8,014,328
                                                                 -----------
Total liabilities minority interest and equity capital.          $96,483,434
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          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                     Thomas J. Mastro,
                                 Senior Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                     _
Thomas A. Renyi       |
Gerald L. Hassell     |         Directors
Alan R. Griffith     _|
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